RYDEX|SGI SERIES FUNDS
                                   A-CLASS AND C-CLASS SHARES SUMMARY PROSPECTUS
                                       May 1, 2010 as Revised September 13, 2010

                                    (GRAPHIC)

                                                                    ALTERNATIVES

          Long/Short Commodities Strategy Fund (A-CLASS: RYLBX) (C-CLASS: RYLEX)

                                                                (RYDEX|SGI LOGO)

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), annual report and other information about the Fund online at www.rydex-sgi.com/service/prospectuses_reports.shtml. You can also get this information at no cost by calling 1-800-820-0888 or by sending an email to: sservices@sg-investors.com. The Fund's Prospectus and SAI, each dated May 1, 2010, and the Fund's most recent shareholder report are all incorporated by reference into this Summary Prospectus.

LONG/SHORT COMMODITIES STRATEGY FUND

INVESTMENT OBJECTIVE - The Long/Short Commodities Strategy Fund seeks to provide investment results that match the performance of a specific benchmark that measures trends in the commodity futures markets on a daily basis. The Fund's current benchmark is the JPMorgan Core Commodity-Investable Global Asset Rotator Sigma Long-Short Total Return Index (the "underlying index" or the "C-IGAR Sigma").

FEES AND EXPENSES OF THE FUND - This table describes the fees and expenses that you may pay if you buy and hold A-Class Shares or C-Class Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Rydex Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" on page 38 of the Prospectus and in "A-Class Shares - Initial Sales Charges, Reductions, and Waivers" beginning on page 62 of the Fund's Statement of Additional Information ("SAI").

                                                                        A-CLASS   C-CLASS
                                                                        -------   -------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases
   (as a percentage of offering price)                                    4.75%     None
Maximum Deferred Sales Charge (Load) (as a percentage of initial
   purchase price or current market value, whichever is less)             None      1.00%
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT YOU PAY EACH YEAR AS A PERCENTAGE OF THE VALUE OF YOUR
   INVESTMENT)
Management Fees of the Fund and Subsidiary                                1.01%     1.01%
Distribution and Shareholder Service (12b-1) Fees                         0.25%     1.00%
Other Expenses                                                            0.69%     0.69%
   Other Expenses of the Fund                                             0.68%     0.68%
   Other Expenses of the Subsidiary                                       0.01%     0.01%
Total Annual Fund Operating Expenses                                      1.95%     2.70%
Fee Waiver*                                                               0.11%     0.11%
                                                                          ----      ----
Total Annual Fund Operating Expenses After Fee Waiver                     1.84%     2.59%
                                                                          ----      ----

* RYDEX ADVISORS, LLC, WHICH OPERATES UNDER THE NAME RYDEX INVESTMENTS (THE "ADVISOR"), HAS CONTRACTUALLY AGREED TO WAIVE THE MANAGEMENT FEE IT RECEIVES FROM THE FUND IN AN AMOUNT EQUAL TO THE MANAGEMENT FEE PAID TO THE ADVISOR BY THE SUBSIDIARY. THIS UNDERTAKING WILL CONTINUE IN EFFECT FOR SO LONG AS THE FUND INVESTS IN THE SUBSIDIARY, AND MAY NOT BE TERMINATED BY THE ADVISOR UNLESS THE ADVISOR OBTAINS THE PRIOR APPROVAL OF THE FUND'S BOARD OF TRUSTEES FOR SUCH TERMINATION. IN ANY EVENT, THIS UNDERTAKING WILL CONTINUE THROUGH APRIL 30, 2011.

EXAMPLE - This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
A-CLASS SHARES    $653     $1,026    $1,423     $2,531
C-CLASS SHARES    $362     $  805    $1,375     $2,925

You would pay the following expenses if you did not redeem your shares:

                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
                 ------   -------   -------   --------
C-CLASS SHARES    $262      $805     $1,375     $2,925

PORTFOLIO TURNOVER - The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 0% of the average value of its portfolio. However, the Fund's portfolio turnover rate is calculated without regard to cash instruments or derivatives. If such instruments were included, the Fund's portfolio turnover rate might be significantly higher.

PRINCIPAL INVESTMENT STRATEGIES - The Long/Short Commodities Strategy Fund will invest substantially all of its net assets in futures contracts and commodity-linked instruments whose performance is expected to correspond to that of the underlying index ("synthetic positions"). The underlying index is a quantitative rules-based momentum strategy, which examines commodity price trends and the consistency of those trends and references synthetic long or synthetic short positions in a limited number of commodity constituents. The commodity constituents are drawn from a limited investment universe of 14 components of the S&P GSCI(TM) Excess Return Index (Aluminum, Brent Crude, Copper, Corn, Crude Oil, Gold, Heating Oil, Lead, Natural Gas, Nickel, Silver, Soybeans, Unleaded Gasoline, Wheat). The underlying index can be long up to seven top-performing constituents and short up to seven of the worst performing constituents. In an effort to ensure that the Fund is fully invested on a day-to-day basis, the Fund may conduct any necessary trading activity at or just prior to the close of the U.S. financial markets. To the extent the Fund's underlying index is concentrated in a particular commodity component the Fund will necessarily be concentrated in that commodity component. The Fund does not seek exposure beyond the exposure provided by the underlying index. The Fund is non-diversified and, therefore, may invest a greater percentage of its assets in a particular issuer in comparison to a diversified fund. The Fund has adopted an investment policy to not invest 25% or more of the value of its assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that, to the extent the underlying index is concentrated in a particular industry, the Fund will necessarily be concentrated in that industry.

The Fund will seek to gain exposure to the underlying index by investing in commodity-linked instruments, including structured notes and swap agreements, exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), other pooled investment vehicles that provide exposure to the commodities markets and in commodity options, futures and options on futures, and common stock. The Fund also intends to enter into short sales and invest in short positions of certain investments to track the underlying index. On certain occasions, the Fund may employ leveraging techniques to match the underlying index. On a day-to-day basis, the Fund may hold U.S. Government securities, short-term, high quality fixed income securities, money market instruments, overnight and fixed-term repurchase agreements, cash, and other cash equivalents with maturities of one year or less to collateralize its derivative positions.

The Fund may also invest up to 25% of its total assets in a wholly-owned and controlled Cayman Islands subsidiary (the "Subsidiary"). The Subsidiary, unlike the Fund, may invest without limitation in commodity-linked derivative instruments. Investment in the Subsidiary is expected to provide the Fund with exposure to the investment returns of global commodities markets.

PRINCIPAL RISKS - As with all mutual funds, a shareholder is subject to the risk that his or her investment could lose money. In addition to this risk, the Long/Short Commodities Strategy Fund is subject to a number of additional risks that may affect the value of its shares, including:

COMMODITY-LINKED DERIVATIVE INVESTMENT RISK - The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. The value of these securities will rise or fall in response to changes in the underlying commodity or related benchmark or investment. These securities expose the Fund economically to movements in commodity prices.

COUNTERPARTY CREDIT RISK - Investments in financial instruments involving counterparties attempt to gain exposure to a particular group of securities, index or asset class without actually purchasing those securities or investments, or to hedge a position. The Fund's use of such financial instruments, including swap agreements and structured notes, involves risks that are different from those associated with ordinary portfolio securities transactions. For example, if a swap agreement counterparty defaults on its payment obligations to the Fund, this default will cause the value of your investment in the Fund to decrease. Swap agreements and structured notes also may be considered to be illiquid.

DERIVATIVES RISK - The Fund's investments in derivatives may pose risks in addition to those associated with investing directly in securities or other investments, including illiquidity of the derivative, imperfect correlations with underlying investments or the Fund's other portfolio holdings, lack of availability and counterparty risk.

EARLY CLOSING RISK - The Fund is subject to the risk that unanticipated early closings of securities exchanges and other financial markets may result in the Fund's inability to buy or sell securities or other financial instruments on that day and may cause the Fund to incur substantial trading losses.

EXCHANGE-TRADED NOTES ("ETNS") RISK - The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced commodity or security. The Fund's decision to sell its ETN holdings may also be limited by the availability of a secondary market. If the Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount. ETNs also are subject to counterparty credit risk and fixed income risk.

FIXED INCOME RISK - The Fund's investments in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer's creditworthiness. For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of the Fund to decrease. In addition, the Fund's investments in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN ISSUER EXPOSURE RISK - The Fund may invest in securities of foreign companies directly, or in financial instruments, such as American Depositary Receipts and ETFs, and structured notes that are indirectly linked to the performance of foreign issuers. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets.

INDUSTRY CONCENTRATION RISK - The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries is that the Fund will be more susceptible to the risks associated with that industry or group of industries than a fund that does not concentrate its investments.

INVESTMENT IN INVESTMENT COMPANIES RISK - Investing in other investment companies, including ETFs, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease. Moreover, the Fund will incur its pro rata share of the expenses of the underlying investment companies' expenses.

INVESTMENT IN THE SUBSIDIARY RISK - The Subsidiary is not registered under the Investment Company Act of 1940 and is not subject to all of the investor protections of the Investment Company Act of 1940. Thus, the Fund, as an investor in the Subsidiary, will not have all of the protections offered to investors in registered investment companies. In addition, changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary, respectively, are organized, could result in the inability of the Fund and/or the Subsidiary to operate as intended and could negatively affect the Fund and its shareholders.

INVESTMENT TECHNIQUE RISK - Some investment techniques of the Fund may be considered aggressive. Risks associated with the use of futures contracts, options, structured notes, and swap agreements include potentially dramatic price changes (losses) in the value of the instruments and imperfect correlations between the price of the contract and the underlying security or index. These instruments may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed.

LEVERAGING RISK - The Fund achieves leveraged exposure to the underlying index through the use of derivative instruments. The more the Fund invests in leveraged instruments, the more this leverage will magnify any losses on those investments. Since the Fund's investment strategy involves consistently applied leverage, the value of the Fund's shares will tend to increase or decrease more than the value of any increase or decrease in the underlying index. Leverage also will have the effect of magnifying tracking error.

LIQUIDITY RISK - In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price. In addition, the ability of the Fund to assign an accurate daily value to certain investments may be difficult, and the Advisor may be required to fair value these investments.

MARKET RISK - The Fund's investments in securities and derivatives, in general, are subject to market risks that may cause their prices, and therefore the Fund's value, to fluctuate over time.

NON-DIVERSIFICATION RISK - The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

PORTFOLIO TURNOVER RISK - The Fund's strategy may frequently involve buying and selling portfolio securities to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

SHORT SALES RISK - Short selling a security involves selling a borrowed security with the expectation that the value of the security will decline, so that the security may be purchased at a lower price when returning the borrowed security. The risk for loss on short selling is greater than the original value of the securities sold short because the price of the borrowed security may rise, thereby increasing the price at which the security must be purchased. Government actions also may affect the Fund's ability to engage in short selling.

TAX RISK - The Fund currently gains most of its exposure to the commodities markets by entering into commodity-linked derivative instruments. In order to comply with certain qualifying income tests necessary for the Fund to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, the Fund intends to restrict its income from commodity-linked derivative instruments that do not generate qualifying income, such as commodity-linked swaps, to a maximum of 10% of its gross income, but there is no guarantee it will be successful in doing so.

TRACKING ERROR RISK - The Advisor may not be able to cause the Fund's performance to match or correlate to that of the Fund's benchmark, either on a daily or aggregate basis. Factors such as Fund expenses, imperfect correlation between the Fund's investments and those of the underlying index, rounding of share prices, changes to the composition of the underlying index, regulatory policies, high portfolio turnover rate and the use of leverage all contribute to tracking error. Tracking error may cause the Fund's performance to be less than you expect.

TRADING HALT RISK - If a trading halt occurs, the Fund may temporarily be unable to purchase or sell certain securities, options or futures contracts. Such a trading halt near the time the Fund prices its shares may limit the Fund's ability to use leverage and may prevent the Fund from achieving its investment objective.

PERFORMANCE INFORMATION - The Long/Short Commodities Strategy Fund commenced operations on June 25, 2009 and, therefore, does not have a performance history for a full calendar year.

MANAGEMENT

INVESTMENT ADVISER - Rydex Advisors, LLC, which operates under the name Rydex Investments, serves as the investment adviser of the Fund.

PORTFOLIO MANAGERS - The Fund is managed by a team of investment professionals, and on a day-to-day basis the three individuals listed below are jointly and primarily responsible for the portfolio management of the Fund.

     - MICHAEL P. BYRUM, CFA, President and Chief Investment Officer of Rydex Advisors, LLC. Mr. Byrum has been associated with Rydex Advisors,
          LLC since it was founded in 1993.

     - MICHAEL J. DELLAPA, CFA, CAIA, Portfolio Manager. Mr. Dellapa has been associated with Rydex Advisors, LLC since 2000.

     - RYAN A. HARDER, CFA, Portfolio Manager. Mr. Harder has been associated with Rydex Advisors, LLC since 2004.

PURCHASE AND SALE OF FUND SHARES - The minimum initial investment amounts and account balance requirements for A-Class Shares or C-Class Shares are:

     -    $1,000 for retirement accounts

     -    $2,500 for all other accounts

Accounts opened through a financial intermediary will be subject to your financial intermediary's minimum initial investment amount and minimum account balance requirements, which may be different than the amounts above.

There are no minimum amounts for subsequent investments in the Fund except for subsequent investments made via Automated Clearing House ("ACH").

Rydex|SGI reserves the right to modify its minimum account balance requirements at any time, with or without prior notice to you.

Purchases of C-Class Shares of the Fund requested in an amount of $1,000,000 or more will be automatically made in A-Class Shares of the Fund.

The Fund redeems its shares continuously and investors may sell their shares back to the Fund on any business day. You may redeem all or any portion of your Fund shares at the Fund's next determined NAV calculated after your redemption order is received in good order by the transfer agent. You will ordinarily submit your transaction order through your financial intermediary or other securities dealers through which you opened your shareholder account or through Rydex|SGI directly. The Fund also offers you the option to send redemption orders to Rydex|SGI by mail, fax or telephone.

TAX INFORMATION - Fund distributions are generally taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES - If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary's website for more information.

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(RYDEX|SGI LOGO)

9601 BLACKWELL ROAD, SUITE 500
ROCKVILLE, MARYLAND 20850
800.820.0888 WWW.RYDEX-SGI.COM

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